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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
EQUITY OIL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Equity Oil Company
P.O. BOX 959 SALT LAKE CITY, UT 84110-0959

Notice of Annual Meeting of Stockholders
May 8, 2002

        Please join us for the 2002 Annual Meeting of Shareholders of Equity Oil Company. The Annual Meeting will be held on Wednesday, May 8, 2002 at 2:00 P.M. at our executive offices in Salt Lake City, Utah.

        The purposes of the Annual Meeting are to:

  (1)
  Elect two directors.

  (2)
  Conduct any other business that may properly come before the Meeting.

        You must be a shareholder of record at the close of business on March 19, 2002, to vote at the Annual Meeting. Regardless of whether you will attend the meeting, please vote by signing, dating and returning the enclosed proxy card. Voting by mail will not prevent you from voting in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
RUSSELL V. FLORENCE, Secretary

PROXY STATEMENT

        This Proxy Statement is being mailed beginning April 1, 2002, in connection with the solicitation of proxies by the Board of Directors of Equity Oil Company, a Colorado corporation, for use at the Annual Meeting of Shareholders. The Meeting will be held in our executive offices at 10 West 300 South, Suite 806 in Salt Lake City, Utah, 84101. The meeting will begin at 2:00 pm Mountain Daylight Time.

EXPENSES OF SOLICITATION

        We will pay the expense of soliciting proxies, including costs of preparing, assembling and mailing of the notice, proxy, and proxy statement and reimbursing brokerage houses and others for forwarding proxy material to you. We have engaged D. F. King & Co., Inc., New York, to assist in the soliciting of proxies from brokerage firms and others, and for forwarding the soliciting materials to beneficial owners of stock. We estimate that up to $7,500 will be incurred in connection with the solicitation. In addition to the use of the mails, our Officers and Directors may solicit proxies by personal interview or by telephone.

VOTING INFORMATION

        If you owned shares at the close of business on March 19, 2002, you are entitled to vote. You are entitled to one vote for each share you owned on that date for as many persons as there are directors to be elected. The holders of the majority of the outstanding stock must be present in person or represented by proxy to constitute a quorum for the transaction of business at the meeting. Cumulative voting is not allowed under our Articles of Incorporation. As of March 1, 2002 there were 12,687,061 shares outstanding.

        You can vote in person at the Annual Meeting or you can vote by proxy, which gives the proxy holder the right to vote your shares on your behalf. Unless you instruct otherwise, the proxy holders will vote for each of the two director nominees and for each of the other proposals, if any, to be considered at the meeting at their discretion. You may revoke your proxy before your proxy holder votes your shares by filing a written revocation with our Secretary before the Meeting, signing a proxy bearing a later date, or by voting in person at the Meeting.

VOTING PROCEDURES

        Votes at the annual meeting, including those cast in person or by proxy, will be tabulated by the Inspectors of Election appointed by the Board of Directors. Abstentions and broker non-votes are included in the tabulation for purposes of establishing a quorum. Directors are elected by a plurality vote of the shares present at the meeting. Plurality means that the nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directions, the plurality requirement is not a factor. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

ELECTION OF DIRECTORS

        The Company's Restated Articles of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with each class having staggered three (3) year terms. The Governing documents also provide that the number of Directors shall not be less than six (6) nor more than nine (9) members as fixed from time-to-time within that range by resolution of the Board of Directors. By resolution, the Board has fixed the number of directors at seven. Accordingly, two directors will be elected at the upcoming Annual Meeting, each to hold office for three (3) years, or until 2005. The following candidates, each of whom are currently members of the Board, were nominated for election by the Board and each have agreed to serve if elected. They have held the positions shown for at least five years unless otherwise noted. They were selected on the basis of outstanding achievement in their careers, broad experience, wisdom, integrity, understanding of the business environment, willingness to devote adequate time to Board duties, and ability to make independent, analytical decisions. If a nominee is unavailable to serve, which is not anticipated, the proxy holders may vote for another nominee proposed by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Names, Principal Occupations and Selected Other Information Concerning Nominees for Director	Served as Director Since

PHILIP J. "JACK" BERNHISEL Age - 54 Director Owner, European Marble & Granite Company. Former Senior Vice President—Law and Finance for Kennecott Corporation, 1986-1993, and Corporate Controller for The Standard Oil Company. Attorney and Certified Public Accountant	1996
W. DURAND EPPLER Age - 48 Director Vice-President, Corporate Development, Newmont Mining Corporation. President, Newmont Indonesia Limited. Former Managing Director of Chemical Securities, Inc.,	1997

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following individuals are either serving as directors or executive officers. They have held the positions shown for at least five years unless otherwise noted. Term expiration dates are shown for those members of the Board of Directors.

	Served Since	Term Expires

WILLIAM P. HARTL Age - 67 Director Chairman and CEO, Parker Consultants Inc. Former Vice President, Investor Relations, Ashland, Inc. Past President, Petroleum Investor Relations Association Past Chairman, National Investor Relations Institute Director, The Communications Strategy Group, Inc.	1997	2003
WILLIAM D. FORSTER Age - 55 Director Chairman and CEO, Stonington Corporation	1994	2003
RANDOLPH G. ABOOD Age - 51 Director Manager and member of The Ninigret Group, L.C. Tax attorney, Satterlee Stephens Burke & Burke 1976 to 1996. Director, Royster-Clark, Inc.	1997	2003
PAUL M. DOUGAN Age - 64 Director President and Chief Operating Officer, Equity Oil Company President and Director, Symskaya Exploration, Inc. Director, Leucadia National Corporation	1992	2004
DOUGLAS W. BRANDRUP Age - 61 Director Chairman of the Board of Directors Senior Partner, Griggs, Baldwin & Baldwin Attorney at Law - Greenwich, Connecticut	1975	2004

Served Since

JAMES B. LARSON Age - 40 Vice President - Operations	1997
RUSSELL V. FLORENCE Age - 40 Secretary and Treasurer Mr. Florence was appointed Secretary and Treasurer effective March 1, 2001. He has been employed as Assistant Secretary and Controller of the Company for over 5 years.	2001
DAVID P. DONEGAN Age - 45 Vice President - Corporate Development Mr. Donegan was appointed Vice President of Corporate Development effective June 1, 2001. Former General Manager of Luca Technologies. Former Manager of Operations and Director of Corporate Development for Inland Resources Inc.	2001

SECURITY OWNERSHIP OF MANAGEMENT

        Unless otherwise indicated, the following table sets forth, as of March 1, 2002, information with respect to the beneficial ownership of our Common Stock by (i) each of our executive officers, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless indicated otherwise, each person named below has (a) an address in care of our principal executive offices, and (b) to the best of our knowledge, sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by each person.

Title of Class	Name	Amount and Nature of Beneficial Ownership	Percent of Class
Common
	Paul M. Dougan [1]	789,011	5.9
	Douglas W. Brandrup [2]	163,000	1.2
	William P. Hartl [2]	10,000	..1
	Philip J. "Jack" Bernhisel [2]	28,000	..2
	William D. Forster [2]	32,000	..2
	Randolph G. Abood [2]	34,800	..3
	W. Durand Eppler [2]	14,500	..1
	James B. Larson [3]	112,700	..8
	Russell V. Florence [4]	49,735	..4
	Total Ownership of Directors and Executive Officers as a Group [5]	1,233,746	9.2

1
The calculation of beneficial ownership includes 514,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date; 61,676 shares owned by Mr. Dougan's wife and 31,206 shares held in a Family Limited Partnership of which Mr. Dougan is the general partner. The calculation does not include 3,470 shares for which Mr. Dougan's wife acts as trustee and 253,990 shares owned by Mr. Dougan's married daughters and their families over which Mr. Dougan has no voting power and concerning which he is not the beneficial owner.

2
The calculation of beneficial ownership includes 10,000 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

3
The calculation of beneficial ownership includes 108,100 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

4
The calculation of beneficial ownership includes 45,900 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

5
The calculation of beneficial ownership includes 728,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires Equity's executive officers, directors and persons who own more than 10% of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). A copy of each report is furnished to Equity.

        SEC regulations require Equity to identify anyone who filed a required report late during the most recent fiscal year. Based solely on review of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2001, all Section 16(a) filing requirements were met.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors has an Audit, Compensation, and Nominating Committee. The Audit Committee, consisting of only outside Directors, reviews our internal and external reporting, the scope of the independent audit and any comments by the independent auditors regarding internal controls and accounting procedures, and further considers management's response to any such comments. William D. Forster chairs the committee. Other committee members are P.J. "Jack" Bernhisel, Randolph G. Abood, and William P. Hartl. The Audit Committee met once in 2001 to review the work of the independent auditors. The Committee also meets telephonically prior to the release of each quarter's earnings.

        The Compensation Committee evaluates management's performance, reviews and establishes compensation levels for our Executive Officers, administers our cash bonus and incentive stock option plans, and considers other related matters concerning management motivation and compensation. The Committee consists solely of outside Directors. W. Durand Eppler chairs the committee. Other committee members are Douglas W. Brandrup, P.J. "Jack" Bernhisel, William D. Forster, Randolph G. Abood, and William P. Hartl. The Committee met once in 2001.

        The Nominating Committee interviews, nominates and recommends individuals for membership on our Board of Directors. The entire Board of Directors acts as a Nominating Committee. By February 1 of each year, candidates are nominated for directorships to be filled. Candidates may be suggested by Board members or stockholders. There is no specific procedure to be followed by security holders in submitting recommendations to the Board, except stockholders desiring to make a recommendation should timely submit the candidates name to the Secretary of the Company, together with biographical and other information pertaining to his or her qualifications and his or her written consent to serve if elected. In selecting a candidate, consideration is given to the skills and characteristics required of Board members in the context of the current makeup of the Board and our business.

        The Board of Directors held four regular meetings in 2001. No Director attended less than 75% of the meetings.

COMPENSATION OF DIRECTORS

        Non-Employee Directors receive quarterly retainer payments in the amount of $1,500 each quarter. Fees of $750 were paid for each of the regular meetings attended in 2001. Each Non-Employee Director was granted non-qualified options to purchase 5,000 shares of the Company's common stock at the last Annual Meeting date as additional compensation, as provided for under the 2000 Incentive Stock Option Plan. Mr. Brandrup received $16,000 in additional fees for services as Chairman during 2001.

SUMMARY COMPENSATION TABLE

        The following information is furnished for the years ended December 31, 2001, 2000 and 1999 respectively, for the Company's President and Chief Executive Officer and other executive officers of the Company.

Long Term Compensation
	Annual Compensation				Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) [2]	Other Annual Compensation	Restricted Stock Awards	Options/ SAR's [3]	All other Compensation($) [1]
Paul M. Dougan President and Chief Executive Officer	2001 2000 1999	267,750 255,000 242,100	33,469 47,822 24,210	NA NA NA	NA NA NA	58,000 58,000 127,000	24,017 20,965 2,552
James B. Larson Vice-President of Operations	2001 2000 1999	136,500 130,000 108,200	37,300 19,504 10,820	NA NA NA	NA NA NA	25,000 17,000 37,500	10,516 9,993 8,243
Russell V. Florence Corporate Secretary/ Treasurer	2001 2000 1999	115,000 85,000 76,000	33,000 9,564 7,603	NA NA NA	NA NA NA	12,000 8,000 16,000	8,854 6,492 5,781
David P. Donegan [4] Vice-President of Corporate Development	2001	78,750	40,750	NA	NA	100,000	6,325

NOTES

1
The amounts shown in this column for the last fiscal year include the following: (i) Mr. Dougan, $12,750—annual Company contribution to the Company's Defined Contribution Plan, (DCP), $9,427—contribution to a supplemental retirement plan, $1,840—value of Company paid term life insurance premiums; (ii) Mr. Larson, $10,237—annual Company contribution to the DCP, $279—value of Company paid term life insurance premiums; (iii) Mr. Florence, $8,625—annual Company contribution to the DCP, $229—value of Company paid term life insurance; (iv) Mr. Donegan, $5,906—annual Company contribution to the DCP, $418—value of Company paid term life insurance.

2
Bonus amounts shown are those earned for the year indicated.

3
Option amounts shown are those granted during the year indicated. Options granted during 2001 were granted on January 31, 2001.

4
Mr. Donegan was appointed Vice President of Corporate Development of the Company on June 1, 2001.

OPTIONS GRANTED IN 2001

        The following information is furnished for the year ended December 31, 2001 for the Company's named executive Officers for stock options granted in 2001.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Options/ SAR's Granted (#) [1]	% of Total Options/SAR's Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Paul M. Dougan	58,000	19.5%	$3.625	1/31/2011	$65,657	$270,787
James B. Larson	25,000	8.4%	$3.625	1/31/2011	$28,300	$116,718
Russell V. Florence	12,000	4.0%	$3.625	1/31/2011	$13,584	$56,025
David P. Donegan [2]	100,000	33.7%	$3.200	6/01/2011	$113,201	$466,874

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options/ SAR's at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options /SAR's at FY-End ($) Exercisable/ Unexercisable
Paul M. Dougan	60,000	$165,030	476,500/58,000	$66,779/$0
James B. Larson	NA	NA	93,800/69,700	$12,075/$41,325
Russell V. Florence	NA	NA	35,900/32,200	$3,428/$17,990
David P. Donegan [2]	NA	NA	0/100,000	$0/$0

NOTES

1
Options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, options are 10 year options with vesting periods ranging from 1 to 6 years, generally terminating 3 months following an optionee's death or retirement. Options granted during 2001 were granted on January 31, 2001.

2
Mr. Donegan was appointed Vice President of Corporate Development of the Company on June 1, 2001.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy and Objectives

        The Compensation Committee is comprised of directors who are not employees or former employees of Equity Oil Company. Our responsibilities as committee members include the approval and administration of the compensation and benefit programs for Equity's named executive officers whose compensation is shown in this proxy statement.

        Equity is in the oil and gas exploration and production business, an industry characterized by unpredictable revenues resulting from price volatility in world oil and gas markets. Because of this unstable environment, our compensation policies are not based upon short term financial results; rather, they focus on longer term objectives and achievements that expand our asset base. These objectives include acquiring producing reserves at attractive costs, locating and exploring promising prospects, and implementing projects designed to increase reserves and production on existing properties.

        Our philosophy is to directly align the interests of executive management and other key employees with those of our shareholders. The major components of this philosophy are:

  •
  Creating compensation plans which enable us to attract and retain officers and key employees important to the Company's success, and to provide them a compensation package reflecting both Equity's and their performance, measured by success in achieving strategic, operating and financial objectives.

  •
  Providing meaningful cash and equity-based incentives for executives and other key employees to ensure they are motivated over the short and long term to respond to our challenges and opportunities as owners, rather than simply as employees.

  •
  Rewarding executives and key employees for superior performance when our shareholders receive an attractive return on their investment over the longer term.

        Our objective is to set executive and other key employee base salaries at or below the average base salaries of our peer companies based upon industry surveys. These surveys include the companies that make up the industry index used in the accompanying performance chart. In addition to base salaries, we provide incentives through a combination of a cash bonus program, an equity-based stock option program, and a profit sharing retirement plan.

        Under the cash bonus program, executives and other key employees can earn additional compensation up to 50% of their base salary. In determining the size of the bonus, the key factors we consider are reserve replacement exceeding production by a meaningful measure at attractive finding costs, and individual accomplishments. Along with these factors, we subjectively consider the degree of success in meeting strategic, operating and financial objectives such as oil and gas production levels, earnings per share, operating cash flow, and developing exploration and development prospects, among other considerations. These latter measures, while not specifically weighted, are all critical to building shareholder value, which is our ultimate goal.

        The stock option program provides a method of encouraging long term results beneficial to our shareholders since the potential value of each stock option is tied to increased shareholder value. The options are always awarded at present market value, and vest in 1 to 6 years. All stock options have a duration of ten years before expiration. We do not reprice stock options.

Change in Control Agreements

        Equity has entered into Change in Control Agreements with Messrs. Dougan, Larson, Donegan and Florence. Under the terms of these agreements, if there is a change in control of Equity, as defined in the agreements, the executive officers' authority, duties and responsibilities shall remain for a period of two years, at least commensurate in all material respects with those prior to the change in control. Their compensation and benefits may not be reduced, or location of employment changed, as a result of the change in control.

        In the event that any covered officer is terminated other than for cause, death or disability during the two year period, or the executive voluntarily terminates his employment for unrelated reasons, Equity is obligated to pay the executive officer, in a cash lump sum, an amount equal to approximately two times the executive's base salary (2 1/2 times with respect to Mr. Dougan's base salary) and to continue insurance and other regular benefits. The agreements do not preclude termination of the officer, with or without cause, or require payment of any benefit, if there has not been a change in control of Equity.

Company Performance and Chief Executive Officer Compensation

        We determine compensation for Paul M. Dougan, President and Chief Executive Officer, in the same manner as we do for other officers and key employees of the Company. While there is no specific relationship between corporate performance and base salary, Mr. Dougan's incentive compensation is largely dependent upon the overall performance of the Company.

        In setting Mr. Dougan's base salary, we considered his contribution in responding to the current volatile price environment by utilizing strong first half cash flow to reduce the Company's outstanding debt, continuing the development of new exploration projects, and the implementation of a successful development drilling program. According to the performance criteria of the cash bonus program, which includes reserve replacement success and finding cost performance, Mr. Dougan was paid a 12.50% bonus for 2001.

THE COMPENSATION COMMITTEE

W. Durand Eppler, Chairman	Randolph G. Abood
P.J. "Jack" Bernhisel	William P. Hartl
William D. Forster	Douglas W. Brandrup

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter which was approved and adopted by the Board of Directors in 2000. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The members of the Audit Committee are independent within the meaning of the listing standards at the Nasdaq Stock Exchange.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the of the Company's financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including, but not limited to, those matters under SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee held two meetings during fiscal 2001.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Auditors

        Our financial statements for the year ended December 31, 2001 were examined by the independent certified public accounting firm of PricewaterhouseCoopers LLP. Our Board of Directors has again selected their firm to serve as the auditors for the Company for 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at the stockholders' meeting to make any statement they may desire or respond to such questions as may be appropriate.

Auditor fees

        Fees paid to PricewaterhouseCoopers LLP for services in fiscal 2001 were as follows:

        Audit and Review of the Company's financial statements included in its Form 10K and 10Q $71,000.00

Financial information systems design and implementation fees

        None.

All Other Fees

        None.

AUDIT COMMITTEE

William D. Forster, Chairman	William P. Hartl
Philip J. Bernhisel	Randolph G. Abood

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following entities and/or individuals own more than five percent of our common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	J. Lynn Dougan [1] 215 South State Street Salt Lake City, UT 84101	842,100	6.6
	Dimensional Fund [2] Advisors, Inc. 1299 Ocean Ave., 11th Floor Santa Monica, CA 90401	870,825	6.9
	John W. Straker, Jr. [3] 4900 Boggs Road Zanesville, Ohio 43702-0910	1,273,550	10.0
	Asher B. Edelman [4] 717 Fifth Avenue New York, New York 10022	801,800	6.3

1
The calculation of beneficial ownership includes 310,500 shares owned by the Galena Group, a limited partnership of which Mr. Dougan is the general partner and has sole voting and investment power. Mr. Dougan is the brother of Paul M. Dougan, President of the Company.

2
According to a Schedule 13-G dated January 30, 2002 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

3
According to a Schedule 13-D dated February 21, 2002, the names of the persons filing that statement (the "Reporting Persons") are John W. Straker, Jr., an individual ("Straker") and The Oxford Oil Company, an Ohio corporation ("Oxford Oil"). The Reporting Persons made a single joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 13d-5(b)(1) thereof. Oxford Oil is 100% owned by Straker. Straker holds directly 436,000 shares of common stock and Oxford Oil holds 837,550 shares of common stock. Pursuant to Rule 13d-3 of the Exchange Act, Straker may be deemed to be the beneficial owner of all 1,273,550 shares of common stock held by the Reporting Persons.

4
According to a Schedule 13-D dated February 2, 2001, Asher B. Edelman has the sole power to vote and dispose of the common shares of Edelman Value Partners, L.P., Edelman Value Fund, Ltd., and Wimbledon Edelman Select Opportunities Hedged Fund, Ltd (the "Funds"), which Funds own 310,950, 421,600, and 69,250 shares, respectively. Pursuant to Rule 13d-3 of the Exchange Act, Edelman may be deemed to be the beneficial owner of all 801,800 shares of common stock held by the Funds.

COMPARISON OF CUMULATIVE SHAREHOLDER RETURN

Notes:

(1)
Assumes that the value of the investment in the Company's common stock, and in each index, was $100 on December 31, 1996, and that all dividends were reinvested.

(2)
As a published industry index, the Company uses the Standard & Poors Oil & Gas (Exploration & Production) Small Cap Index.

SHAREHOLDER PROPOSALS

        Shareholder proposals intended to be presented at the 2003 Annual Meeting must be received in writing by the Company no later than December 1, 2002. Director nominee proposals must be submitted by February 1, 2003 for consideration by the Nominating Committee. Shareholder proposals must comply with the rules of the SEC for inclusion in our form of proxy relating to that meeting. For any proposal not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2003 Annual Meeting, SEC rules will permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 13, 2003 and advises shareholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 13, 2003. Shareholder proposals or notice of intention to present proposals at the 2003 Annual Meeting should be addressed to the Secretary, Equity Oil Company at our principal office, P.O. Box 959, Salt Lake City, Utah 84110-0959.

ADDITIONAL INFORMATION

        If you would like a copy of our most recent annual report on Form 10-K, which we have filed with the Securities and Exchange Commission, please write to Russell V. Florence, Secretary, Equity Oil Company, P.O. Box 959, Salt Lake City, Utah 84110-0959. We will send to it you at no charge.

OTHER MATTERS

        The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

                      BY ORDER OF THE BOARD OF DIRECTORS
                      RUSSELL V. FLORENCE, Secretary

Equity Oil Company

        P.O. BOX 959 SALT LAKE CITY, UT 84110-0959

Notice of Annual Meeting of Stockholders
May 8, 2002

        Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 8th day of May, 2002 at 2:00 p.m., to consider and act upon the following matters:

  1.
  To elect two Directors to hold office for three years and until the Annual Meeting of Stockholders in 2005, and until their successors are duly elected and qualified.

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 19, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS RUSSELL V. FLORENCE, Secretary
  1.
  To elect the following nominees as directors to hold office for three years and until the Annual Meeting of Stockholders in 2005 or until their successors are duly elected and qualified.

    NOMINEES: Philip J. "Jack" Bernhisel and W. Durand Eppler

          Note: to withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not stricken. In the event any nominee should be unable to serve, or for good cause will not serve, it is intended that this proxy shall be voted for such substitute nominee as may be selected by the Board of Directors.

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EQUITY OIL COMPANY

        The undersigned, revoking all prior proxies, hereby appoints Paul M. Dougan, President, and Russell V. Florence, Secretary, and any one or both of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of EQUITY OIL COMPANY of the undersigned as if the undersigned were personally present and voting at the Company's Annual Meeting, May 8, 2002, and at all adjournments thereof.

QuickLinks

Notice of Annual Meeting of Stockholders May 8, 2002
PROXY STATEMENT
EXPENSES OF SOLICITATION
VOTING INFORMATION
VOTING PROCEDURES
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT
SUMMARY COMPENSATION TABLE
OPTIONS GRANTED IN 2001
AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
COMPARISON OF CUMULATIVE SHAREHOLDER RETURN
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
OTHER MATTERS
Equity Oil Company